UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2016

ARROWHEAD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21898	46-0408024
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 S. Lake Avenue, Suite 1050, Pasadena, California		91101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (626) 304-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of April 6, 2016, Arrowhead Research Corporation changed its name to “Arrowhead Pharmaceuticals, Inc.” (the “Company”). The name change was effected through the filing of an Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) with the Delaware Secretary of State. Also effective as of April 6, 2016, the Company eliminated the prior designations of the Series A Preferred Stock and Series B Preferred Stock, no shares of which remained issued or outstanding. These eliminations were done through the filing of Certificates of Elimination with the Delaware Secretary of State (the “Certificates of Elimination”). Copies of the Amended and Restated Certificate and the Certificates of Elimination are attached hereto as Exhibits 3.1, 3.2 and 3.3 and are incorporated herein by reference.

In connection with the corporate name change, Amended and Restated Bylaws and a new form of common stock certificate were adopted, copies of which are filed herewith as Exhibits 3.4 and 4.1, respectively; the text of Exhibit 3.4 is incorporated herein by reference. The amendments to the Amended and Restated Bylaws gave effect to the corporate name change and made certain other minor technical changes to the prior bylaws.

Following the effectiveness of the corporate name change, the Company’s common stock will continue to be traded on the NASDAQ Global Select Market under the trading symbol “ARWR.” Holders of stock certificates bearing the prior corporate name need not take any action at this time to change the stock certificates to reflect the new corporate name.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

3.1	Certificate of Elimination of Series A Convertible Preferred Stock of Arrowhead Research Corporation.

3.2	Certificate of Elimination of Series B Convertible Preferred Stock of Arrowhead Research Corporation.

3.3	Amended and Restated Certificate of Incorporation of Arrowhead Pharmaceuticals, Inc.

3.4	Amended and Restated Bylaws of Arrowhead Pharmaceuticals, Inc.

4.1	Form of Common Stock Certificate of Arrowhead Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROWHEAD PHARMACEUTICALS, INC.

By:	/s/ Jane Davidson
Jane Davidson
Corporate Secretary

Date: April 6, 2016

Exhibit Index

Exhibit	Description

3.1	Certificate of Elimination of Series A Convertible Preferred Stock of Arrowhead Research Corporation.

3.2	Certificate of Elimination of Series B Convertible Preferred Stock of Arrowhead Research Corporation.

3.3	Amended and Restated Certificate of Incorporation of Arrowhead Pharmaceuticals, Inc.

3.4	Amended and Restated Bylaws of Arrowhead Pharmaceuticals, Inc.

4.1	Form of Common Stock Certificate of Arrowhead Pharmaceuticals, Inc.